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                                                              EXHIBIT 99.906CERT

               CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF
                             ARIEL INVESTMENT TRUST
                           PURSUANT TO SECTION 906 OF
                 THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

     I, Mellody L. Hobson, am President (principal executive officer) of Ariel Investment Trust (the "Registrant").

     This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant's Annual Report on Form N-CSR for the period ended September 30, 2004 (the "Report").

     I hereby certify that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 22, 2004


                                           /s/ Mellody L. Hobson
                                       -----------------------------------------
                                       Mellody L. Hobson
                                       President and Principal Executive Officer

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               CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER OF
                             ARIEL INVESTMENT TRUST
                           PURSUANT TO SECTION 906 OF
                 THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

     I, James W. Atkinson, am Chief Financial Officer (principal financial officer) of Ariel Investment Trust (the "Registrant").

     This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant's Annual Report on Form N-CSR for the period ended September 30, 2004 (the "Report").

     I hereby certify that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 22, 2004


                                       /s/ James W. Atkinson
                                 -----------------------------------------------
                                 James W. Atkinson
                                 Chief Financial Officer and Principal Financial Officer